Revenue	12 Months Ended
Dec. 31, 2022
Revenue [Abstract]
REVENUE
8.	REVENUE

	Year ended December 31,
	2022	2021	2020
Travel service	79,092,342	51,818,166	991,929
Technology	782,302	-	-
Cross-board products	83	2,222,782	343,445
Total	79,874,727	54,040,948	1,335,374

Revenues are recognized at a point in time and denominated only in USD. Included in the “travel service”, majority (99.99%) of the revenue amount represents the revenue for reselling of air-tickets requests by airline ticket agencies. Revenue for tickets purchased based on our judgment of potential trends, and revenue recorded from sales of tourism packages are insignificant of total revenue of travel service.